NEWS RELEASE ©2021 U. S. Steel. All Rights Reserved www.ussteel.com CONTACTS: John O. Ambler Vice President Corporate Communications T – (412) 433-2407 E – joambler@uss.com Kevin Lewis Vice President Investor Relations T – (412) 433-6935 E – klewis@uss.com FOR IMMEDIATE RELEASE: United States Steel Corporation Provides Fourth Quarter 2021 Guidance and Business Updates PITTSBURGH, December 16, 2021 – United States Steel Corporation (NYSE: X) today provided fourth quarter 2021 guidance. Fourth quarter 2021 adjusted EBITDA is expected to be approximately $1.65 billion. “Our business continues to operate at record safety, quality, and reliability levels,” commented U. S. Steel President and Chief Executive Officer David B. Burritt. “We are ending 2021 from a position of strength and expect continued strong performance in 2022 and beyond. This year, we’ve transformed the balance sheet, enhanced direct returns to stockholders, and are on a path to get to our Best for AllSM future faster. Next year, our fixed price contracts are resetting significantly higher, providing better earnings stability compared with competitors with more spot exposure. Additionally, incremental demand drivers are materializing, and we believe the steel industry super cycle will continue. Our fourth quarter guidance indicates another quarter of strong performance yet reflects a temporary slowdown in order entry activity, which we believe is related to typical seasonal year-end buying activity.” Burritt concluded, “We are bullish for next year and remain agile to ensure we continue to meet our customers’ needs as we enter the new year. 2022 should be another great year for U. S. Steel with robust free cash flow, continued ample liquidity to fund strategic investments, and additional opportunities to enhance our capital allocation priorities. U. S. Steel’s future is bright, and I can confidently say our best days are ahead.”

©2021 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Stockholder Returns Update Quarter to date, the Company has repurchased approximately $100 million of common stock. As of December 16, 2021, there is approximately $200 million remaining under the Company’s $300 million stock buyback authorization. Deleveraging Update The Company has completed over $400 million of deleveraging targeted for the fourth quarter and expects to end the year with approximately $3.9 billion of debt, with approximately 80% of its remaining debt due in 2029 and beyond. The balance sheet is transformed and well positioned to support Best for All strategic investments. The Company will continue to evaluate opportunities for future deleveraging as debt becomes callable. Adjusted EBITDA Commentary The Flat-rolled segment is expected to deliver adjusted EBITDA approaching $1 billion in the fourth quarter and EBITDA margins near the third quarter record. The strong performance is driven by increased flow-through of higher steel selling prices offset by cautious seasonal buying and higher raw material and energy costs. The segment’s assets continue to perform exceptionally well allowing the Company to enter next year from a position of strength. The Mini Mill segment is expected to continue delivering EBITDA margins similar to third quarter’s record performance despite lower volumes, reflecting the high-quality earnings of the Mini Mill segment. Lower volumes were a result of cautious seasonal buying partially offset by lower metallics usage. The European segment is expected to deliver lower EBITDA compared to third quarter’s record performance. Lower steel prices, unfavorable foreign exchange rate impacts, and higher planned outage and energy costs were only partially offset by reduced iron ore costs. The 60-day planned outage on #1 blast furnace began on November 29 and is expected to continue into January 2022. The Tubular segment is expected to deliver improved EBITDA performance compared with the third quarter. Higher steel selling prices are expected to more than offset higher scrap costs. We expect the Tubular segment to become a more meaningful contributor to EBITDA in 2022.

©2021 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Note Regarding Non-GAAP Financial Measures Adjusted earnings before interest, income taxes, depreciation and amortization (Adjusted EBITDA) is a non-GAAP measure that excludes certain charges that are not part of the Company's core operations. We present Adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding certain charges that can obscure underlying trends. U. S. Steel’s management considers Adjusted EBITDA as an alternative measure of operating performance and not an alternative measure of the Company’s liquidity. U. S. Steel’s management considers Adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of Adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted EBITDA should not be considered a substitute for net earnings or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. We are unable to present a quantitative reconciliation of our forward-looking Adjusted EBITDA guidance to the most directly comparable GAAP financial measure because management cannot reliably predict the tax provision.

©2021 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Forward-Looking Statements This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” "should," “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, financial performance, the construction or operation of new and existing facilities, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, changes in global supply and demand conditions and prices for our products, international trade duties and other aspects of international trade policy, the integration of Big River Steel in our existing business, business strategies related to the combined business and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries. ###

©2021 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com 2021 – 045 Founded in 1901, United States Steel Corporation is a leading steel producer. With an unwavering focus on safety, the company’s customer-centric Best for All℠ strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers, and packaging industries with high value- added steel products such as U. S. Steel’s proprietary XG3™ advanced high-strength steel. The company also maintains competitively advantaged iron ore production and has an annual raw steelmaking capability of 26.2 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world-class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.